SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 14, 2020 (September 11, 2020)

VARIAN MEDICAL SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7598	94-2359345
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3100 Hansen Way, Palo Alto, CA	94304-1030
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 493-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company indicate by check mark if the registrant has elected not to use the extended transaction period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $1 par value	VAR	New York Stock Exchange

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 14, 2020, Varian Medical Systems, Inc. (the “Company”) announced the appointment of Christopher A. Toth, age 41, its current President of Varian Oncology Systems, as President and Chief Operating Officer of the Company, effective October 5, 2020. Mr. Toth will report directly to Dow Wilson, Varian’s Chief Executive Officer. Mr. Toth will receive an annual base salary of $625,000 and a fiscal year 2021 target incentive opportunity under the Company’s Management Incentive Plan equal to 90% of his annual base salary.

Mr. Toth joined the Company in 2001 and has held multiple cross-functional roles and executive positions during his tenure. Most recently, Mr. Toth has served as President of Varian Oncology Systems since October 2018. Prior to his appointment as President of Varian Oncology Systems, Mr. Toth served as President of Global Commercial and Field Operations from January 2017 to September 2018, where he was responsible for global sales strategy and execution for Varian Oncology Systems and Proton Solutions. Additionally, in this role, Mr. Toth was responsible for global field service, applications training, market access and regional marketing for the Varian Oncology Systems business. From September 2014 to January 2017, Mr. Toth was President, Varian Oncology Systems Americas, and from April 2011 to September 2014, he served as Vice President, Global Marketing. Mr. Toth holds a B.A. degree in Business Administration with a concentration in Marketing from the Lundquist College of Business at the University of Oregon.

A copy of the press release is attached as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated September 14, 2020

104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Varian Medical Systems, Inc.

	By:	/s/ Michael D. Hutchinson
	Name:	Michael D. Hutchinson
	Title:	SVP, Chief Legal Officer, Corporate Secretary

Dated: September 14, 2020